                                                                      Exhibit 21


                          HARRAH'S ENTERTAINMENT, INC.
                                  SUBSIDIARIES


                                                       JURISDICTION        PERCENTAGE     DATE OF
                                                            OF                 OF         INCORPOR-    FEIN
  NAME                                                INCORPORATION         OWNERSHIP     ATION        NUMBER
  ----                                                -------------         ---------     ---------    ------

  Aster Insurance Ltd.                                      Bermuda            100%       02/06/90     62-1428220
  Harrah's Operating Company, Inc.                          Delaware           100%       08/08/83     75-1941623
        Dusty Corporation                                   Nevada             100%       07/02/98     88-0398744
        Harrah South Shore Corporation                      California         100%       10/02/59     88-0074793
        Harrah's - Holiday Inns of New Jersey, Inc.         New Jersey         100%       09/19/79     62-1071040
        Harrah's Alabama Corporation                        Nevada             100%       09/09/93     88-0308027
        Harrah's Arizona Corporation                        Nevada             100%       01/26/93     62-1523519
        Harrah's Atlantic City, Inc.                        New Jersey         100%       02/13/79     93-0737757
        Harrah's Aviation, Inc.                             Tennessee          100%       03/11/63     62-0694622
        HCAL Corporation                                    Nevada             100%       02/02/94     88-0313169
        Harrah's Crescent City Investment Company           Nevada             100%       03/28/97     86-0863877
        Harrah's Illinois Corporation                       Nevada             100%       12/18/91     88-0284653
        Harrah's Indiana Casino Corporation                 Nevada             100%       09/09/93     88-0308079
        Harrah's Indiana Management Corporation             Nevada             100%       09/09/93     88-0308082
        Harrah's Interactive Investment Company             Nevada             100%       09/21/94     88-0326036
        Harrah's Kansas Casino Corporation                  Nevada             100%       11/12/93     88-0313173
           HPB Corporation                                  Kansas             100%       11/13/97     74-2859636
        Harrah's Las Vegas, Inc.                            Nevada             100%       03/21/68     88-0116377
        Harrah's Laughlin, Inc.                             Nevada             100%       07/10/87     88-0230282
        Harrah's Management Company                         Nevada             100%       04/07/83     88-0187173
        Harrah's Marketing Services Corporation             Nevada             100%       08/21/97     86-0889202
        Harrah's Maryland Heights LLC(1)                    Delaware            99%       10/16/95     43-1725857
        Harrah's Maryland Heights Operating Company         Nevada             100%       06/20/95     88-0343024
        Harrah's Michigan Corporation                       Nevada             100%       06/15/93     88-0307990
        Harrah's NC Casino Company, LLC(2)                  North Carolina      99%       04/21/95     56-1936298
        Harrah's New Jersey, Inc.                           New Jersey         100%       09/13/78     22-2219370
        Harrah's New Orleans Management Company             Nevada             100%       05/21/93     62-1534758
        Harrah's North Kansas City LLC(3)                   Missouri           100%       12/15/99     62-1802713
        Harrah's of Jamaica, Ltd.                           Jamaica            100%       07/12/85     N/A
        Harrah's Operating Company Memphis, Inc.            Delaware           100%       12/15/99     62-1802711
        Harrah's Pittsburgh Management Company              Nevada             100%       06/08/94     88-0320269
        Harrah's Reno Holding Company, Inc.                 Nevada             100%       02/23/88     62-1440237
        Harrah's Shreveport Investment                      Nevada             100%       12/18/00     88-0292677
           Company, LLC
        Harrah's Shreveport Management                      Nevada             100%       12/18/00     62-1839697
           Company, LLC
        Harrah's Skagit Valley Agency Corporation           Nevada             100%       11/08/95     88-0348745
        Harrah's Southwest Michigan Casino                  Nevada             100%       04/06/95     88-0337476
           Corporation
        Harrah's Travel, Inc.                               Nevada             100%       07/30/98     88-0400542
        Harrah's Tunica Corporation                         Nevada             100%       08/10/92     88-0292680
        Harrah's Vicksburg Corporation                      Nevada             100%       07/13/92     88-0292320

-----------------
(1) 54.45% Harrah's Operating Company, Inc., .55% Harrah's Maryland Heights
Operating Company, 4.5% Players Maryland Heights, Inc., 40.50% Players Maryland
Heights Nevada, Inc.

(2) 99% Harrah's Operating Company, Inc., 1% Harrah's Management Company

(3) Successor by merger with Harrah's-North Kansas City Corporation; 100%
Harrah's Operating Company, Inc.


                                       1

                                                       JURISDICTION        PERCENTAGE     DATE OF
                                                            OF                 OF         INCORPOR-    FEIN
  NAME                                                INCORPORATION         OWNERSHIP     ATION        NUMBER
  ----                                                -------------         ---------     ---------    ------

        Harrah's Washington Corporation                     Nevada             100%       02/03/94     88-0313171
        Harrah's Wheeling Corporation                       Nevada             100%       04/29/94     88-0317848
        Riverbank Development Corporation                   Nevada             100%       08/05/96     88-0365487
        Rio Hotel & Casino, Inc.                            Nevada             100%       06/14/88     95-3671082
           Rio Resort Properties, Inc.                      Nevada             100%       09/04/87     88-0229914
           Rio Properties, Inc.                             Nevada             100%       02/24/92     88-0288115
              Cinderlane, Inc.                              Nevada             100%       12/29/94     88-3331880
                   Twain Avenue, Inc.                       Nevada             100%       08/08/97     88-0438885
                   McKellar Industrial Park Owner's         Nevada             100%       12/03/84     [        ]
                      Association, Inc. (Non-Profit)
              HLG, Inc.                                     Nevada             100%       10/28/96     88-0371040
                   HLG Singapore PTE Ltd                    Singapore          100%       01/31/98     [        ]
              PYN, Inc.                                     New York           100%       01/07/97     88-0438884
           Rio Leasing, Inc.                                Nevada             100%       09/10/96     88-0369074
           Rio Development Company, Inc.                    Nevada             100%       08/28/96     88-0220505
           Rio Vegas Hotel Casino, Inc.                     Nevada             100%       09/28/88     N/A
        Showboat, Inc.                                      Nevada             100%       02/16/60     88-0090766
           Showboat Australia PTY Limited(4)                Australia           50%       08/11/93     N/A
           Ocean Showboat, Inc.                             New Jersey         100%       09/12/83     22-2500790
              Atlantic City Showboat, Inc.                  New Jersey         100%       01/10/84     22-2500794
           Showboat Development Company                     Nevada             100%       06/09/83     88-0227522
              Showboat Canada, Inc.                         Canada             100%       06/28/93     N/A
                   Dion Showboat, Inc.                      Canada             100%       06/28/93     N/A
              Showboat Indiana, Inc.                        Nevada             100%       09/13/93     88-0308090
              Showboat Louisiana, Inc.                      Nevada             100%       05/18/93     88-0302250
              Showboat New Hampshire, Inc.                  Nevada             100%       07/26/94     None
                  Showboat Rockingham Company, LLC(5)       New Hampshire       50%       09/09/97     [        ]
              Showboat Land Company                         Nevada             100%       11/12/97     88-0378914
           Showboat Operating Company                       Nevada             100%       04/10/73     88-0121120
              Showboat Land LLC(6)                          Nevada               1%       11/04/97     88-0382943
        Trigger Real Estate Corporation                     Nevada             100%       07/02/98     88-0398745
        Waterfront Entertainment and Development, Inc.(7)   Indiana             99%       07/19/93     35-1897368
     Players International, Inc.                            Nevada             100%       05/17/85     95-4175832
        Players Development, Inc.                           Nevada             100%       06/17/96     22-3452913
        Players Holding, Inc.                               Nevada             100%       10/09/95     88-0346670
              PCI, Inc.                                     Nevada             100%       08/03/84     95-3949053
              Players Bluegrass Downs, Inc.                 Kentucky           100%       07/29/93     61-1250331
              Players Lake Charles Riverboat, Inc.          Louisiana          100%       12/18/95     22-3414660
              Players LC, Inc.                              Nevada             100%       12/18/95     22-3414663
                   Players Lake Charles, LLC(8)             Louisiana           90%       01/19/96     72-1233908
              Players Maryland Heights, Inc.                Missouri           100%       10/06/93     43-1662850
              Players Maryland Heights Nevada, Inc.         Nevada             100%       08/21/95     88-0345262
              Players Riverboat, Inc.                       Nevada             100%       02/03/95     88-0332372
              Players Riverboat Management, Inc.            Nevada             100%       02/03/95     88-0332373

-----------------
(4) 50% Showboat, Inc., 50% Showboat Development Company

(5) 50% Showboat New Hampshire, Inc., 50% Rockingham Venture, Inc.

(6) 1% Showboat Operating Company, 99% Showboat Land Holding Limited Partnership

(7) 99% Harrah's Operating Company, Inc., .5% John Flores, .5% George Pabey

(8) 90% Players LC, Inc., 10% Players Lake Charles Riverboat, Inc. (Manager)


                                       2

                                                       JURISDICTION        PERCENTAGE     DATE OF
                                                            OF                 OF         INCORPOR-    FEIN
  NAME                                                INCORPORATION         OWNERSHIP     ATION        NUMBER
  ----                                                -------------         ---------     ---------    ------

                   Players Riverboat, LLC(9)                Louisiana            1%       02/07/95     72-1297055
                            Harrah's Star Partnership(10)   Louisiana           99%       08/19/93     72-1246016
           Southern Illinois Riverboat/Casino               Illinois           100%       12/09/90     37-1272361
              Cruises, Inc.
        Players Resources, Inc.                             Nevada             100%       10/09/95     22-3409555
        Players Services, Inc.                              New Jersey         100%       10/05/95     22-3400988
     Harveys Casino Resorts                                 Nevada             100%       06/30/55     88-0066882
        Harveys BR Management Company, Inc.                 Nevada             100%       07/29/99     91-2000710
        Harveys C.C. Management Company, Inc.               Nevada             100%       10/06/93     88-0307948
        Harveys Iowa Management Company, Inc.               Nevada             100%       06/13/94     88-0321071
        Harveys L.V. Management Company, Inc.               Nevada             100%       10/06/93     88-0308319
        Harveys P.C., Inc.                                  Nevada             100%       10/10/96     88-0370318
        Harveys Tahoe Management Company, Inc.              Nevada             100%       09/30/96     88-0370589
        HBR Realty Company, Inc.                            Nevada             100%       07/19/99     91-2000709
        HCR Services Company, Inc.                          Nevada             100%       10/11/96     88-0370327
        Reno Projects, Inc.                                 Nevada             100%       04/13/93     88-0300954
        WestAd                                              Nevada             100%       05/17/89     88-0288863



                                  PARTNERSHIPS

  Des Plaines Development Limited Partnership               Illinois            80%       02/28/92     62-1522919
  Harrah's Jazz Company                                     Louisiana        47.07%       11/29/93     62-1551366
  Marina Associates                                         New Jersey         100%       09/14/78     62-1051302
  Metropolis, IL 1292 LP                                    Illinois          12.5%       06/14/93     N/A
  Red River Entertainment of Shreveport
     Partnership in Commendam                               Louisiana          100%       11/10/92     72-1228415
  Reno Crossroads, LLC                                      Nevada             100%       04/06/99     N/A
  Tunica Golf Course LLC                                                     33.33%       06/21/96     52-1984039
  Tunica Partners L.P.                                      Mississippi        100%       03/28/95     64-0858677
  Tunica Partners II L.P.                                   Mississippi        100%       06/03/95     64-0861631
  Turfway Park LLC                                                           33.33%       12/21/98
  Showboat Indiana Investment Limited Partnership           Nevada             100%       01/28/94
  Showboat Land Holding Limited Partnership                                    100%       11/14/97     88-0378916
  Showboat Leighton Partnership                                                 85%       04/22/94
  Showboat Marina Casino Partnership                        Indiana            100%       03/01/96     35-1978576
  Showboat Marina Investment Partnership                    Indiana            100%       08/02/95     35-1978578
  Showboat Marina Partnership                               Indiana            100%       07/19/93     35-1901969

-----------------
(9) 90% Players LC, Inc., 10% Players Lake Charles Riverboat, Inc. (Manager)

(10) 1% Players Riverboat Management, Inc., 99% Players Riverboat, Inc.

(11) 99% Players Riverboat, LLC, 1% Players Riverboat Management, Inc.


                                       3

                                                       JURISDICTION        PERCENTAGE     DATE OF
                                                            OF                 OF         INCORPOR-    FEIN
  NAME                                                INCORPORATION         OWNERSHIP     ATION        NUMBER
  ----                                                -------------         ---------     ---------    ------

  SUBSIDIARIES OF PARTNERSHIPS
           East Chicago Second Century, Inc.(11)            Indiana                       03/16/94     35-2013387
           Reno Crossroads LLC(12)                          Delaware                      04/06/99     22-3741494
           Showboat Marina Finance Corporation(13)          Nevada                        03/07/96     88-0356197
           Sydney Casino Management PTY Ltd.(14)            Australia                     06/09/93     N/A


NOTE:

Harrah's Operating Company. Inc. was formerly Embassy Suites, Inc. - name changed on 6/30/95.
Harrah's merged into Harrah's Operating Company, Inc. on 8/31/95.
Harrah's Club merged into Harrah's Operating Company, Inc. on 8/31/95.
Showboat, Inc. merged into HEI Acquisition Corp. on 6/1/98 and was the surviving entity.















-----------------
(12) 100% owned by Showboat Marina Partnership. Stock has not been issued.

(13) 100% owned by Marina Associates

(14) 100% owned by Showboat Marina Casino Partnership

(15) Owned by Showboat Leighton Partnership and is the nominee corporation for that partnership


                                       4

                                                       JURISDICTION        PERCENTAGE     DATE OF
                                                            OF                 OF         INCORPOR-    FEIN
  NAME                                                INCORPORATION         OWNERSHIP     ATION        NUMBER
  ----                                                -------------         ---------     ---------    ------

                            PUBLIC COMPANY OWNERSHIP


        Interactive Entertainment Limited(15)               Bermuda           35.5%       01/28/81     98-0170199
        JCC Holding Company(16)                             Delaware            43%       08/20/96     62-1650470
        National Airlines, Inc.(17)                         Delaware             0%       04/12/95     [        ]
        Star City Holdings Ltd.(18)                         Australia         24.6%                    N/A
        (fka Sydney Harbour Casino Holdings Ltd.

















-----------------
(16) Harrah's Operating Company, Inc., stockholder

(17) Harrah's Crescent City Investment Company, stockholder. JCC Holding Company owns 100% of Jazz Casino Company, LLC which operates the New Orleans casino.

(18) Harrah's Entertainment, Inc. owned 3,000,000 shares of common stock (23.9%) and Rio Hotel & Casino, Inc. owns 3,000,000 shares of common stock (23.9%). Effective 6/21/01 these shares were abandoned.

(19) Showboat Australia PTY Ltd., stockholder. Showboat Australia PTY Ltd. selling all of its interest in Star City Holdings Ltd. effective January 2000.


                                       5